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Exhibit 32

BRESLER & REINER, INC.

Section 906 Certification

Certificate of Chief Executive and Chief Financial Officers of Bresler & Reiner, Inc.

Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Bresler & Reiner, Inc. (the "Company") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SIDNEY M. BRESLER SIDNEY M. BRESLER CHIEF EXECUTIVE OFFICER
/s/ DARRYL M. EDELSTEIN DARRYL M. EDELSTEIN CHIEF FINANCIAL OFFICER

Dated: March 31, 2005

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  Exhibit 32
BRESLER & REINER, INC. Section 906 Certification
Certificate of Chief Executive and Chief Financial Officers of Bresler & Reiner, Inc.